Advantage II Variable Annuity

Advantage III Variable Annuity

Vector Variable Annuity

Vector II Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated January 17, 2011

to Prospectuses Dated May 1, 2010

This supplement will alter the prospectuses listed above in the following manner:

With respect to the maximum number of investment divisions, You may not allocate funds to more than 29 investment divisions including the Fixed Account, if available, at any one time.

All references to a maximum of 50 investment divisions at any one time are hereby deleted and replaced with 29.

Please retain this supplement for future reference.